UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
__________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 26, 2011

Marina District Development Company, LLC
(Exact Name of Registrant as Specified in its Charter)

New Jersey	333-173275-01	22-3598642
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Borgata Way
Atlantic City, New Jersey 08401
(Address of Principal Executive Offices, Including Zip Code)

(609) 317-1000
(Registrants' Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As a result of the potential impact of Hurricane Irene, Borgata Hotel Casino & Spa closed at 6 p.m. Eastern on Friday, August 26th and reopened at 12:00 p.m. Eastern on Monday, August 29th. There was minimal property damage to Borgata as a result of Hurricane Irene, the amount of which is currently estimated to be less than the related casualty insurance deductible; thus, no casualty insurance claim is expected to be filed.

The press releases issued by Borgata announcing the temporary closure and the reopening are attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated August 26, 2011.
99.2	Press Release, dated August 28, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 1, 2011	MARINA DISTRICT DEVELOPMENT COMPANY, LLC
/s/ Josh Hirsberg
Josh Hirsberg Principal Financial Officer and Principal Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated August 26, 2011.
99.2	Press Release, dated August 28, 2011.